UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2018 (November 14, 2018)
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Events.

On November 14, 2018, Markel Corporation (“Markel”) and Nephila Holdings Ltd. (“Nephila”) issued a joint press release announcing that Markel has completed its acquisition of Nephila.

Nephila is a leading investment manager specializing in reinsurance and weather risk transfer and ESG-driven business. Nephila offers a broad range of investment products focusing on instruments such as insurance-linked securities, catastrophe bonds, insurance swaps, and weather derivatives. Nephila, whose revenue is driven primarily through management and incentive fees, has assets under management of approximately $12.3 billion as of October 1, 2018 for over 300 geographically diverse investors and has been managing institutional assets in this space since it was founded in 1998. The firm has over 200 employees.

A copy of the joint press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release dated November 14, 2018

Information Concerning Forward Looking Statements

Some of the statements in this Current Report on Form 8-K may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Markel’s and Nephila’s beliefs, plans or expectations, are forward-looking statements. These statements are based on Markel’s and Nephila’s current plans, estimates, and expectations. There are risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. Markel does not assume any obligation to update this Current Report on Form 8-K (including any forward-looking statements herein) as a result of new information, developments, or otherwise. This Current Report on Form 8-K speaks only as of the date issued.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

November 16, 2018	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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